Nuveen U.S. Infrastructure ETF	Ticker NUIF Listing Exchange: NASDAQ Stock Market LLC	17 June 2026

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/etf. You can also get this information at no cost by calling (888) 290-9881 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated June 17, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Summary Prospectus

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Investment Objective

The investment objective of the Fund is to seek long-term growth of capital and income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.55%

[1]	Other Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$56
3 Years	$176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not completed its first fiscal year, and therefore it does not have a portfolio turnover rate to report.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities issued by infrastructure-related companies that are economically tied to the U.S. A company is considered to be economically tied to the U.S. when the company is organized or incorporated in the U.S., its headquarters are located in the U.S., or the company generates the most significant portion of its revenue from the U.S. Infrastructure-related companies are companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets. Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Equity securities in which the Fund invests include common and preferred securities, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). The Fund may invest in companies of any size, including small- and mid-capitalization companies.

In selecting securities, the Fund’s sub-adviser invests in companies that it believes meet one or more of the following criteria:

• Attractively valued relative to other companies in the same industry or market.

• Strong fundamentals, including consistent cash flows or growth and a sound balance sheet.

• Strong management teams.

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• Long-term contracts to provide infrastructure-based services.

• An identifiable catalyst that could increase the value of the company’s securities over the next one or two years.

The Fund’s sub-adviser generally will sell a security if any of the following has occurred:

• The security has hit its price target and the company is no longer attractively valued relative to other companies.

• The company’s fundamentals have significantly deteriorated.

• There has been a significant change in the company’s management team.

• A catalyst that could decrease the value of the security has been identified, or a previously existing positive catalyst has disappeared.

• A better alternative exists in the marketplace.

The Fund’s investments include infrastructure-related securities of non-U.S. issuers. Under normal market conditions, the Fund may invest up to 20% of its net assets in securities of non-U.S. issuers. Up to 10% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates. Derivative instruments used by the Fund may be counted towards the Fund’s 80% policy discussed above to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and

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legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Fund’s sub-adviser to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries and may be subject to foreign government intervention, including the imposition of capital controls and/or sanctions. Shareholder claims and regulatory actions that are available in the U.S. may be difficult or impossible to pursue in emerging market countries.

Energy Sector Risk—Companies in the energy sector may be adversely affected by volatility in energy and commodity prices, lower demand, overproduction, depletion of resources, social and political unrest, war, trade disputes, government regulations and energy transition efforts, among other factors. The energy sector is cyclical and can be significantly impacted by changes in economic conditions. Some energy companies, such as those in the oil and gas sector, face substantial costs related to exploration and production and significant operational risks. Energy companies are at risk of environmental damage claims and other litigation.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Holders of common stock generally are subject to more risks than holders of preferred securities because the status of common stockholders upon the bankruptcy of the issuer is subordinated to that of preferred security holders.

Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts, sanctions imposed by the United States, terrorism, and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.

Infrastructure Sector Risk—Because the Fund invests significantly in infrastructure-related securities, the Fund has greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and affected by government regulation of rates charged to consumers, service interruptions, environmental matters or the imposition of special tariffs and changes in tax law. Infrastructure companies may be focused in the energy, industrials and utilities sectors. At times, the performance of securities in these infrastructure sectors may lag the performance of other sectors or the broader market as a whole. A downturn in these sectors could have an adverse impact on the Fund.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the

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spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.

Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.

Master Limited Partnership Risk—An investment in an MLP exposes the Fund to the legal and tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold.

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. Poor performance by any one of these issuers would adversely affect the Fund to a greater extent than a more broadly diversified fund.

Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Real Estate Investment Risk—The Fund concentrates its investments in real estate companies and companies related to the real estate industry. As such, the Fund is subject to risks associated with the direct ownership of real estate, and an investment in the Fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate. The real estate industry is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

REITs Risk—In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. REITs may be affected by changes in real estate values, rents, property taxes, zoning laws, neighborhood values and interest rates. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law, or changes to federal tax law or regulations governing REITs, may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. Many REITs utilize leverage (and some may be highly leveraged), which increases investment risk and could potentially magnify the Fund’s losses.

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Risk of Investing in the U.S.— Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Small- and Mid-Cap Company Risk—Even larger REITs may be small- to medium-sized companies in relation to the equity markets as a whole. Securities of small-cap companies involve substantial risk. Prices of small-cap securities may be subject to more abrupt or erratic movements, and to wider fluctuations and lower liquidity, than security prices of larger, more established companies or broader market averages in general. It may be difficult to sell small-cap securities at the desired time and price. While mid-cap securities may be slightly less volatile than small-cap securities, they still involve similar risks.

Style Risk— The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that the issuer’s potential business prospects are not realized, its potential value is never recognized by the market or the securities were appropriately priced when acquired. As a result, value stocks can be overpriced when acquired and may not perform as anticipated.

Utility Sector Risk—The utilities sector is generally subject to significant government regulation and oversight, including restrictions on rates as well as environmental and other regulations. Utility companies also may face risks related to, among other things, natural disasters, cyber or other attacks, capital project funding, energy price volatility and increased competition.

Fund Performance

The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Noah Pierce Hauser, CFA	Managing Director	June 2026
Tryg T. Sarsland	Managing Director	June 2026

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Purchase and Sale of Fund Shares

The Fund is an actively managed ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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NPM-NUIF-0626P

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